Exhibit 10.2

                          TRANSITION SERVICES AGREEMENT

                  This TRANSITION SERVICES AGREEMENT (this "Agreement") is entered into as of _______________, 2004 (the "Effective Date"), by and between Thomson Broadcast & Media Solutions, Inc., a Delaware corporation (the "Lead Purchaser"), and ParkerVision, Inc., a Florida corporation (the "Seller"). Capitalized terms used but not defined herein have the meanings set forth in the Purchase Agreement (as defined in the recitals below).

                                    RECITALS

         WHEREAS, pursuant to the Asset Purchase Agreement, dated as of February 25, 2004, between Lead Purchaser, Thomson Licensing, S.A. ("Patent Purchaser," and together with Lead Purchaser, the "Purchasers") and Seller (the "Purchase Agreement"), Purchasers have agreed to purchase from Seller, and Seller has agreed to sell, transfer, assign and deliver to Purchasers, the Acquired Assets (as defined in the Purchase Agreement);

         WHEREAS, Purchasers and Seller desire that the Acquired Assets be transferred from the Seller to the Purchasers in an expeditious and orderly manner at the Closing; and

         WHEREAS, the Purchase Agreement provides that Seller shall enter into this Agreement with Lead Purchaser for the provision of certain transitional services to Lead Purchaser with respect to the Business following the Closing;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1

                                    Services

         1.1 Initial Services. Commencing on the date hereof, Seller shall provide to Lead Purchaser the services (each, a "Service," and collectively, the "Services") specified on the service schedules attached hereto as Exhibit A (each such schedule, a "Service Schedule") for the period of time specified in each such Service Schedule, unless a Service is earlier terminated or extended in accordance with the terms hereof. With respect to each Service, the parties shall set forth the following information in the applicable Service Schedule:
(i) the time period during which the Service will be provided; (ii) a summary and description of the Service to be provided; (iii) the Fees (as defined in Section 2.1), or estimated Fees, if any, for the Service; and (iv) any other terms applicable thereto or such other information with respect to the Service as the parties may agree or are required hereunder. If any activities, functions, responsibilities or other components of work for any Service are not specifically described in the applicable Service Schedule but are inherent in or a necessary part of the Services described therein, or are reasonably required for proper performance or provision of such Services, they shall be deemed to be "Services" for all purposes under this Agreement.

         1.2 Additional/Modified Services. Following Closing, and in accordance with Article 3, additional Services (with corresponding Fees, if any) may be added and existing Services (along with corresponding Fees, if any) may be modified by execution by the parties hereto of a supplemental schedule of services substantially in the form attached as Exhibit B (each, a "Supplemental Schedule of Services"). Upon such execution by both parties, such Supplemental Schedule of Services shall (i) become a Service Schedule as set forth in Section
1.1 above and shall be deemed a part of this Agreement for all purposes and (ii) if applicable, immediately supercede the prior Service Schedule governing the same Services.

         1.3 Performance. Except to the extent modified by a performance standard set forth in the applicable Service Schedule, Seller shall provide each Service in substantially the same manner as such Service was performed by Seller for the Business prior to Closing, consistent with past practice and in a manner enabling, at minimum, the development of the Business as set forth on Schedule 1.3, but in no event than with less than a commercially reasonable standard of performance and care in light of the requirements of the Business. During the term of this Agreement, Seller shall not enter into any agreement or accept any obligation that would interfere with Seller's ability to effectively perform the Services. Seller shall provide the Services, including, without limitation, any deliverables required hereunder, free from material errors or other defects and shall substantially conform to any specifications for such Services and/or deliverables.

         1.4 Reports. Seller shall provide to Lead Purchaser a monthly report setting forth the Services performed during the preceding month and containing such additional information as may, from time to time, be reasonably requested by Lead Purchaser. To the extent any performance of any Service requires Seller to exercise discretion, Seller may request written instructions from Lead Purchaser with respect to the exercise of such discretion. Lead Purchaser shall promptly provide such instructions in reasonable detail, and Seller shall not be deemed to have breached this Agreement if Seller relies upon such written instructions.

         1.5 Service Interruptions. Each Service Schedule shall include a schedule of all planned service interruptions of Seller that are required in the routine or regular maintenance of network, facility and operational assets used to provide the subject Services and Seller shall not be required to provide any such Services during such scheduled interruptions. Seller shall also provide to Lead Purchaser reasonable advance notice of any other interference with Seller's systems or operations (including downtime for network or facility maintenance) which is reasonably likely to interrupt the performance of or the availability of the provision of any Service ("Other Interruptions"). Lead Purchaser shall not be obligated to pay any Fees with respect to any period that the Services are interrupted due to interruption or interference (including scheduled interruptions or interferences) with Seller's systems or operations. Notice of Other Interruptions delivered pursuant to this Section 1.5 shall not relieve Seller of any liability hereunder for failure to provide Services.

         1.6 Employees. Seller shall use commercially reasonable efforts (i) to retain employees who are experienced in performing, and trained to perform, the Services, and, if necessary, hire, train and retain other personnel to perform the Services and (ii) in each case, to cause such employees to perform the Services during the term of this Agreement. Subject to foregoing, Seller shall deploy its work force in its discretion to provide the Services in the manner and time frame required by this Agreement and the Schedules. Purchasers shall cause their employees to cooperate with Seller's employees as may reasonably required in connection with the provision of Services hereunder.

                                   ARTICLE 2

                                Fees and Payment

         2.1 Fees. Subject to the terms and conditions hereof, Lead Purchaser shall pay each month to Seller the fee, if any, specified for each Service rendered during such month as set forth on the applicable Service Schedule (collectively, the "Fees"). Seller shall provide the Services at its cost and without profit except as otherwise provided in the Service Schedules. Seller's "costs" shall be equal to and include only the direct costs of providing the Service, such as the cost of materials and third-party services, as well as a reasonably proportionate amount of salary, benefits and bonuses of Seller's employees providing the Services and related overhead, management and similar costs, in each case, that is attributable to the time spent performing Services hereunder.

         2.2 Payment. Unless otherwise set forth on a Service Schedule, on the last day of each calendar month during the term hereof, Seller shall invoice any and all Fees owed by Lead Purchaser for the Services provided for such month. Unless contesting in good faith the Fees set forth on the invoice, Lead Purchaser shall pay such Fees within thirty (30) days of receipt of the invoice by check drawn on good funds or wire transfer of immediately available funds. If any undisputed Fees have not been paid within 60 days of receipt of the invoice therefore, Seller shall be entitled to suspend the provision of Services to which such Fees apply and such suspension of Services shall not be considered a default under or breach of this Agreement.

         2.3 Documentation. Any Seller's invoice shall be accompanied by reasonable documentation supporting the Fees owed and shall set forth each Service provided and the Fees payable for each Service. Seller shall provide such other documentation of fees and records of Services provided as reasonably requested by Lead Purchaser.

         2.4 Taxes. In the event that the provision of the Services or the relationship created between the parties hereunder gives rise to any Tax (other than a tax based on income with respect to Lead Purchaser), such Tax shall be the responsibility of Lead Purchaser.

                                   ARTICLE 3

                    Term; Addition and Reduction of Services

         3.1 Period. Subject to the terms of this Article 3, the provision of the Services shall commence on the date hereof and, with respect to each Service, shall terminate upon the expiration of the period set forth for such Service on the applicable Service Schedule.

         3.2 Early Service Termination. Lead Purchaser may terminate any Service by giving 14 days' prior written notice to Seller. Any requested termination of a Service pursuant to this Section 3.2 shall become effective at the end of such 14 day notice period (the last day of such period, the "Services Termination Date"). After the Services Termination Date, Seller shall thereafter no longer be obligated to provide such Service, and Lead Purchaser shall thereafter no longer be obligated to pay for such Service (except with respect to any Fees incurred up through and including the Services Termination Date). The applicable Service Schedule shall thereafter be deemed amended to reflect the termination of the Service.

         3.3 Additional/Extended Services. If Lead Purchaser desires to extend the term of any Service (or any part thereof) or add any additional service (collectively, the "Additional Services") arising out of or relating to the acquisition of the Business, Lead Purchaser may give Seller thirty (30) days' prior written notice, which notice shall include reasonable details relating to such request. Lead Purchaser and Seller shall negotiate in good faith whether and on what terms Seller shall provide (if at all) any such Additional Service; provided, that Seller shall not in any event be required to upgrade or expand its infrastructure, facilities or systems to provide such Additional Service or materially compromise its remaining businesses and operations; and provided, further, that Seller shall not unreasonably withhold its consent to the extension of any such term or provision of any such Additional Service if such Additional Service was inadvertently or unintentionally omitted from a Service Schedule as of the date of this Agreement or is essential to effectuate an orderly transition of the Business and the Acquired Assets to Purchasers in accordance with the Purchase Agreement. The applicable Service Schedule shall thereafter be amended to include the extended term, or, as the case may be, a separate Service Schedule shall be entered into to for any other Additional Service, in each case in accordance with Section 1.3.

         3.4 Reduced Quantity. Seller shall reduce the quantity of any Service provided hereunder upon 14 days' prior written notice from Lead Purchaser. Any requested reduction of a Service pursuant to this Section 3.4 shall become effective at the end of such 14 day notice period (the last day of such period, the "Services Reduction Date"). As of the Services Reduction Date, the Fees payable with respect to such Service shall be reduced proportionately in accordance with the fee schedule set forth on the applicable Service Schedule with respect to such Service. As of the Services Reduction Date, the applicable Service Schedule shall thereafter be deemed amended to reflect the reduction of such Service.

         3.5 Termination of Agreement. This Agreement shall terminate (i) on the date on which the provision of all Services has been completed in accordance herewith and (ii) by either party upon written notice to the other party if the other party shall materially breach this Agreement and such breach shall continue and not be remedied for a period of thirty (30) days after receipt of written notice by the non-breaching party describing such breach and the steps necessary to reasonably remedy such breach. Termination of this Agreement shall not relieve any party of liability for breaches prior to termination of for the obligation to pay for Fees incurred prior to Termination. The provisions of this
Section  3.5,  Section  4.6  (Disputes),  Article  5 (Work  Product),  Article 6
(Confidential Information) and Article 7 (Miscellaneous) shall survive any termination of this Agreement.

                                   ARTICLE 4
                           Cooperation AND management

         4.1 Project Managers. Each Service Schedule shall designate a project manager for each party (a "Project Manager") to report and discuss issues with respect to the provision of such Service. The Project Managers shall meet to discuss the performance of the Services as often as reasonably necessary to ensure the orderly provision of the Services, and in any event at least monthly, and shall have authority to address and remedy problems related to the provision of the Services. Each party shall promptly designate successor Project Managers in the event that a designated individual is not available to perform such role hereunder.

         4.2 Cooperation. The parties agree to fully cooperate in good faith with each other in connection with the provision of the Services and the matters related to or arising hereunder, including, without limitation, to enable Lead Purchaser to establish its own infrastructure to perform the Services independently of Seller.

         4.3 Books and Records. Each of the parties shall create and maintain full and accurate books in connection with the provision of the Services. For a period of no less than four (4) years from the date of termination of this Agreement, the parties will maintain, in accordance with their standard document retention procedures, documentation supporting the information relevant to cost calculations and related matters and cooperate with each other in making such information available as needed, including in the event of a tax audit.

         4.4 Oversight. For the purpose of allowing Purchaser to exercise general and reasonable oversight and monitoring of the performance of the Services, and subject to any Seller third-party confidentiality and data protection obligations, Seller shall use commercially reasonable efforts to make available during regular business hours (or otherwise upon reasonable prior notice) to Lead Purchaser or its representatives (i) the Project Managers and any other key personnel designated by Seller to provide the Services, (ii) those books and records maintained by Seller in accordance with this Agreement and such related information or materials reasonably requested by Lead Purchaser; provided, however, that any such requests do not unreasonably interfere with the operation of the day-to-day business affairs of Seller.

         4.5 Lead Purchaser's Premises. For any work performed on Lead Purchaser's premises (included leased or subleased premises), Seller shall comply with all reasonable security, confidentiality, safety and health policies of Lead Purchaser. Seller shall take all commercially reasonable precautions to prevent, and shall be responsible for, any injury to any Persons (including, without limitation, employees of Lead Purchaser) or damage to property (including, without limitation, Lead Purchaser's property) arising from or relating to Seller's performance of the Services or the use by Seller of any Lead Purchaser equipment, tools, facility or other property.

         4.6 Disputes. In the event that any dispute arises under this Agreement, the parties agree to negotiate in good faith to resolve such dispute prior to seeking relief in accordance with the Purchase Agreement. Unless otherwise agreed in writing, and subject to each party's right to terminate pursuant to Section 3.5 hereof, the parties will continue to provide Services and honor all other commitments under this Agreement during the course of any dispute resolution pursuant to the terms hereof with respect to all matters not subject to such dispute.

                                   ARTICLE 5

                              Intellectual Property

         5.1 Work Product. As used herein, "Work Product" shall include, without limitation, all Intellectual Property Rights and any related work-in-progress, improvements or modifications to any Intellectual Property Rights that are created, developed or conceived (alone or with others) in connection with the Services and that pertain to the Acquired Assets or the Business. All Work Product shall be considered "work made for hire" (as such term is defined in 17 U.S.C. ss.101) and shall be the sole property of Lead Purchaser, with Lead Purchaser having the right to obtain and hold in its own name all Intellectual Property Rights in and to such Work Product. To the extent that the Work Product may not be considered "work made for hire," Seller hereby irrevocably assigns and agrees to assign to Lead Purchaser, without additional consideration, all right, title and interest in and to all Work Product, whether currently existing or created or developed later, including, without limitation, all Intellectual Property Rights related thereto, whether existing now or in the future, effective immediately upon the inception, conception, creation or development thereof. Seller shall (i) disclose promptly to Lead Purchaser all Work Product, and (ii) whether during or after the term of this Agreement, execute such written instruments and do such other acts as may be necessary in the reasonable opinion of Lead Purchaser to obtain a Patent, register a Copyright or otherwise evidence or enforce Lead Purchaser's rights in and to such Work Product (and Seller hereby irrevocably appoints Lead Purchaser and any of its officers as its attorney in fact to undertake such acts in its name).

         5.2 License. To the extent, if any, that Seller retains any right, title or interest in or to any Work Product, Seller hereby grants to Lead Purchaser a perpetual, irrevocable, fully paid-up, transferable, sublicensable, exclusive, worldwide right and license (i) to use, reproduce, distribute, display and perform (whether publicly or otherwise), prepare derivative works of and otherwise modify, make, sell, offer to sell, import and otherwise use and exploit (and have others exercise such rights on behalf of Lead Purchaser) all or any portion of such Work Product, in any form or medium (now known or later developed); (ii) to modify all or any portion of such Work Product, including, without limitation, the making of additions to or deletions from such Work Product, regardless of the medium (now or hereafter known) into which such Work Product may be modified and regardless of the effect of such modifications on the integrity of such Work Product; and (iii) to identify Seller, or not to identify Seller, as one or more authors of or contributors to such Work Product or any portion thereof, whether or not such Work Product or any portion thereof has been modified. Seller further waives any "moral" rights or other rights with respect to attribution of authorship or integrity of such Work Product which Seller may have under any applicable law, whether under copyright, trademark, unfair competition, defamation, right of privacy, contract, tort or other legal theory.

         5.3 Provisional License Back. Subject to the terms and conditions contained in this Agreement, Lead Purchaser hereby grants to Seller a royalty-free, non-exclusive, non-transferable license, with no right to sublicense, under Lead Purchaser's copyrights, trade secrets and patents comprising the Acquired Assets solely to, and only to the extent necessary for, the provision of Services under and in accordance with this Agreement.

         5.4 Covenants Relating to Use of Specifications, Materials and Other Information. Except as may be directed by Lead Purchaser in connection with the Services, Seller agrees that it will not develop, make, use, offer for sale, sell, reproduce, distribute or create any derivative works based on any product specifications, materials or Confidential Information of Lead Purchaser. Without limiting the generality of the foregoing, Seller agrees that it will not use any product specifications, materials or Confidential Information of Lead Purchaser (or any portion thereof), to develop, make, reproduce or create any product except products for Lead Purchaser hereunder. Seller agrees that it will not disclose any portion of any product specifications or other Confidential Information of Lead Purchaser to any persons with the exception of authorized employees and authorized independent contractors of Seller who: (i) require access thereto for use authorized under hereunder; (ii) have signed an agreement with the Seller that contains restrictions on use and disclosure of such specifications and Confidential Information substantially similar to, and no less restrictive than, those contained in this Agreement; and (iii) are not, and are not affiliated with, any competitor of Lead Purchaser.

         5.5 No Other Licenses. Except as otherwise expressly provided herein, nothing in this Agreement shall be deemed to grant, directly or by implication, estoppel or otherwise, any right or license with respect to any Technology or other Intellectual Property Rights, and each party retains all right, title and interest in and to their respective technologies and other Intellectual Property Rights.

         5.6 Delivery. Upon termination of this Agreement, or at any time Lead Purchaser requests, Seller shall deliver immediately to Lead Purchaser all property belonging to Lead Purchaser, including all Work Product then in progress and all material in Seller's possession containing Confidential Information of Lead Purchaser and any copies thereof, whether prepared by Seller or others.

                                   ARTICLE 6

                            Confidential Information

         6.1 Use and Disclosure. Without the prior written consent of the other party (and then only in accordance with this Agreement), each party agrees not to disclose any Confidential Information of such other party to any third party or use any such Confidential Information, except in each case as is expressly permitted under this Agreement (which use and disclosure shall be in accordance the terms of this Agreement, including Section 5.4 above). Each party shall use no less than reasonable care in protecting any such Confidential Information received. Subject to Section 7.3 of the Purchase Agreement, each party is and shall remain the sole owner of all right, title and interest in and to its respective Confidential Information, and neither party shall possess any right, title or interest in or to any lien on Confidential Information of the other party. "Confidential Information" shall mean all Trade Secrets and other confidential and/or proprietary information of a Person, including information derived from reports, investigations, research, work in progress, codes, marketing and sales programs, financial projections, cost summaries, pricing formulas, contract analyses, financial information, projections, confidential filings with any state or federal agency, and all other confidential concepts, methods of doing business, ideas, materials or information prepared or performed for, by or on behalf of such Person by its employees, officers, directors, agents, representatives, or consultants. Information shall not be deemed
Confidential Information hereunder if (a) it is or becomes publicly known through no wrongful act or omission of receiving party; (b) was rightfully known by the recipient before receipt from disclosing party; (c) becomes rightfully known to the receiving party without confidential or proprietary restriction from a source other than the disclosing party that does not owe a duty of confidentiality to the disclosing party with respect to such Confidential Information; or (d) is independently developed by receiving party without the use of or reference to the Confidential Information of the disclosing party; provided that, and for avoidance of doubt, exclusions (b) and (d) above shall not apply with respect to Confidential Information assigned to Purchasers under the Purchase Agreement. If the receiving party is legally compelled to disclose any Confidential Information, prior to any such compelled disclosure, the receiving party shall give the disclosing party reasonable advance notice of such disclosure and shall cooperate with the disclosing party in protecting against any such disclosure and, upon request of the disclosing party, obtaining a protective order narrowing the scope of such disclosure.

         6.2 Return; Injunctive Relief. Upon the earliest to occur of (i) the termination of this Agreement, (ii) such time as any Confidential Information ceases to be required by the party receiving such Confidential Information to perform or receive the Services or (iii) a reasonable request of a party, the applicable Confidential Information of a party (and any copies thereof) shall be returned to that party and any such Confidential Information of a party (and any copies thereof) stored in computer or other electronic archival systems shall be deleted or erased, in each case within fifteen (15) days following such termination or request. Upon the request of a party, the other party shall certify in writing that all such Confidential Information has been returned or destroyed.

         6.3 Injunctive Relief. If a breach of the confidentiality obligations herewith would cause irreparable harm to the non-breaching party, notwithstanding any dispute resolution provisions herein to the contrary, temporary or preliminary injunctive relief in a court of competent jurisdiction shall be appropriate to prevent either party from a continuing or additional breach, in addition to any other relief to which the non-breaching party may be entitled.



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

                                   ARTICLE 7

                                  MISCELLANEOUS

         7.1 No Agency/Seller Employees. Each of Lead Purchaser and Seller shall be an independent contractor in the performance of its respective obligations hereunder. Nothing in this Agreement shall create or be deemed to create a partnership, a joint venture or a relationship of principal and agent or of employer and employee between Lead Purchaser and Seller, or between any of the representatives, contractors or suppliers of Lead Purchaser, on the one hand, and of Seller, on the other hand. All employees and contractors of Seller providing Services shall not be employees or contractors of Lead Purchaser.

         7.2 Controlling Agreement. In the event of a conflict between the terms and conditions set forth in this Agreement and the terms and conditions set forth in the Purchase Agreement, or the interpretation and application thereof, the terms and conditions set forth in the Purchase Agreement shall prevail, govern and control in all respects.

         7.3 Purchase Agreement Terms. Sections 12.1 through 12.16 of the Purchase Agreement are hereby incorporated herein by this reference; provided that (i) references to "Agreement," "hereto," "hereunder," and similar references in such sections shall pertain to this Agreement; (ii) the Purchase Agreement (for the avoidance of doubt) shall be considered a Transaction
Agreement; and (iii) references to "Purchasers" shall be deemed to be Lead Purchaser.

                     [Rest of Page Intentionally Left Blank]



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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER

ParkerVision, Inc.

By:
   -----------------------------------

Name:
     ---------------------------------

Title:
      -------------------------------

LEAD PURCHASER

Thomson Broadcast & Media Solutions, Inc.

By:
   -----------------------------------

Name:
     ---------------------------------

Title:
      -------------------------------




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

                                    Exhibit A

                                    EXHIBIT A

                                Service Schedules

         The following Service Schedules are attached to this Exhibit A:

                  1. Accounting

                  2. Human Resources

                  3. IT

                  4. Supply Chain Management

                  5. Manufacturing and Assembly

                              Service Schedule # 1

                                   Accounting

1. Start Date: Effective Date

2. End Date: 3 Month Anniversary of the Effective Date

3. Summary of Services:

------------------------- -----------------------------------------------------
Service Name              Description/Other Matters

========================= =====================================================
Information Access        Provide requested information regarding past
                          and current accounting and other financial matters.
------------------------- -----------------------------------------------------

------------------------- -----------------------------------------------------

------------------------- -----------------------------------------------------

4.       Performance Standards:

         As set forth in Section 1.3 of this Transition Services Agreement.

5.       Fees:

         Seller's cost (as further described in Section 2.1 of this Agreement). Seller's invoices to Lead Purchaser for Services provided under this Service Schedule shall include a reasonably detailed breakdown of such costs.

6.       Service Contacts:

         Lead Purchaser:

         Fran Gordon
         HR Manager
         Thomson Broadcast & Media Solutions, Inc.
         400 Providence Mine Road
         Nevada City, CA 95959
         (530) 478-3191
         fran.gordon@thomson.net

         Seller:

         Cindy Poehlman
         ParkerVision, Inc.
         8493 Baymeadows Way
         Jacksonville, Florida 32256
         (904) 737-1369
         cpoehlman@parkervision.com

7.       Describe cost methodology and cost drivers affecting Fees (if any):

8. Software: (Will software be provided for use by Lead Purchaser under this Service Schedule?)

                           _____Yes __X___No

         If so, list software to be used/provided:

---------------------- -------------------------------------- -----------------
Software Application   Number of Licenses to Be Used/Provided Source Code Y/N

====================== ====================================== =================

---------------------- -------------------------------------- -----------------

---------------------- -------------------------------------- -----------------

                              Service Schedule # 2

                                 Human Resources

1.       Start Date: Effective Date

2.       End Date: 3 Month Anniversary of the Effective Date

3.       Summary of Services:

------------------- ------------------------------------------------------------
Service Name        Description/Other Matters

=================== ============================================================
Information Access  Provide requested information regarding past and current benefits and other human resources matters.

------------------- ------------------------------------------------------------


------------------- ------------------------------------------------------------

------------------- ------------------------------------------------------------


4.       Performance Standards:

         As set forth in Section 1.3 of this Transition Services Agreement.

5.       Fees:

         Seller's cost (as further described in Section 2.1 of this Agreement). Seller's invoices to Lead Purchaser for Services provided under this Service Schedule shall include a reasonably detailed breakdown of such costs.

6.       Service Contacts:

         Lead Purchaser:

         Fran Gordon
         HR Manager
         Thomson Broadcast & Media Solutions, Inc.
         400 Providence Mine Road
         Nevada City, CA 95959
         (530) 478-3191
         fran.gordon@thomson.net

         Seller:

         Cindy Poehlman
         ParkerVision, Inc.
         8493 Baymeadows Way
         Jacksonville, Florida 32256
         (904) 737-1369
         cpoehlman@parkervision.com

7.       Describe cost methodology and cost drivers affecting Fees (if any):

8. Software: (Will software be provided for use by Lead Purchaser under this Service Schedule?)

                           _____Yes __X___No

         If so, list software to be used/provided:

--------------------------------------------------------- ------------------------------------------ -------------------
Software Application                                      Number of Licenses to Be Used/Provided     Source Code Y/N
========================================================= ========================================== ===================

--------------------------------------------------------- ------------------------------------------ -------------------

--------------------------------------------------------- ------------------------------------------ -------------------

                              Service Schedule # 3

                             Information Technology

A. Hosting, administration and support of IT Infrastructure, Telecom, email, Internet and WAN access

1.       Start Date: Effective Date

2. End Date: Expiration of sublease agreement between Seller and Lead Purchaser (the "Sublease")

3.       Summary of Services:

--------------------------------------------------------------  ------------------------------------------------------------
Service Name                                                    Description/Other Matters
==============================================================  ============================================================
Telecom access                                                  Provide telecom service over the standalone  phone system
                                                                (with will include  independent lines, a dedicated switch
                                                                and a voice  mail  system)  that is to be  installed  and
                                                                maintained by Seller under the Sublease.

                                                                During the 3 months following the Effective Date, provide
                                                                access to, and use and support of mobile phones.
--------------------------------------------------------------  ------------------------------------------------------------
Desktop and LAN support                                         During the 3 months following the Effective Date, provide
                                                                helpdesk for local calls and support for existing
                                                                desktops, laptops, printers and LAN access.
--------------------------------------------------------------  ------------------------------------------------------------
Global Internet access                                          Provide access to Internet for desktops and servers.

--------------------------------------------------------------  ------------------------------------------------------------
Support Email Setup                                             Provide support to Lead Purchaser in desktop  configuration and  establishing  connection  to  Lead  Purchaser's  email servers.
--------------------------------------------------------------  ------------------------------------------------------------
Remote access                                                   Provide  remote  access to LAN for  laptops  via dial-up or
                                                                ADSL
--------------------------------------------------------------  ------------------------------------------------------------
Support of existing WAN                                         During the 3 months following the Effective Date, provide
                                                                Wide Area Network support between Lead Purchaser and the

                                                                Business
--------------------------------------------------------------  ------------------------------------------------------------
Support of existing servers                                     Ensure availability of servers
--------------------------------------------------------------  ------------------------------------------------------------

4.       Performance Standards:

         Outside week-end maintenance schedules agreed by both Lead Purchaser and Seller, outages should be responded to, and Seller shall have a dedicated person working to resolve such outages, in no more than 4 hours for LAN, WAN, E mail and critical servers related to the Business. Seller will not knowingly or intentionally introduce any viruses, worms, Trojan horses, web bugs, time bombs, "spyware" or other harmful or invasive code or components into any products manufactured, assembled or delivered hereunder, nor into any systems of Lead Purchaser, and Seller will exercise reasonable care to prevent the introduction of such code.

5.       Fees:

         Seller's cost (as further described in Section 2.1 of this Agreement), including, for avoidance of doubt, reimbursement for phone call charges incurred through Lead Purchaser's use of the phone system described above. Seller's invoices to Lead Purchaser for Services provided under this Service Schedule shall include a reasonably detailed breakdown of such costs.

6.       Service Contacts:

         Lead Purchaser:

         Stephane Bourles

         IT Account Manager, Lead Purchaser Broadcast & Media Solutions 3233 East Mission Oaks Blvd, Camarillo, CA 93012, USA
         Phone: +1 805 445 4095
         stephane.bourles@thomson.net

         Seller:

         David Ambruster
         Information Systems Manager
         ParkerVision, Inc.
         8493 Baymeadows Way
         Jacksonville, Florida  32256
         Phone:  904-737-1367
         dambruster@parkervision.com

7.       Describe cost methodology and cost drivers affecting Fees (if any):

         IT resources are limited and, so long as the applicable performance standards are maintained (including those set forth in Section 4 above), certain services under this Chapter A may be provided by third parties selected by Seller, provided that such third parties are approved by Lead Purchaser (which approval shall not be unreasonably withheld or delayed).

8. Software: (Will software be provided for use by Lead Purchaser under this Service Schedule?)

                                _____Yes ___X__No

         If so, list software to be used/provided:

--------------------------------------------------------- ------------------------------------------ -------------------
Software Application                                      Number of Licenses to Be Used/Provided     Source Code Y/N
========================================================= ========================================== ===================

--------------------------------------------------------- ------------------------------------------ -------------------

--------------------------------------------------------- ------------------------------------------ -------------------

B.       Hosting, administration and support of applications

1.       Start Date: Effective Date

2.       End Date: 3 Month Anniversary of the Effective Date

3.       Summary of Services:

-------------------------------------------------------------- ------------------------------------------------------------
Service Name                                                   Description/Other Matters
============================================================== ============================================================
Information Access                                             Applications  cover all servers  currently  used to run the
                                                               Business.
-------------------------------------------------------------- ------------------------------------------------------------
Application Server Access                                      Hosting of on-premise  application servers.  Administration of  servers by Seller  personnel.  Access to  database  and server  applications  as  relate  to the  Business.  Backup methods  used by Seller  (including  Clientele  system used for RMA/customer data tracking).
-------------------------------------------------------------- ------------------------------------------------------------
Application  support,  break-fix  and  small                   Apply bug fixes. Apply small enhancements  agreed by both Lead
enhancements                                                   Purchaser and Seller.  Exporting data in standard  format made available by software vendors.  Maintain interfaces with other
                                                               applications  used  by  the   manufacturing   portion  of  the
                                                               Business.
-------------------------------------------------------------- ------------------------------------------------------------


4.       Performance Standards:

         Critical break-fixes completed in reasonably prompt period of time with high internal priority. Resolution target date to be agreed by both Lead Purchaser and Seller (working together in good faith) for non-critical issues/enhancements. Server availability is described in chapter A above. Seller will not knowingly or intentionally introduce any viruses, worms, Trojan horses, web bugs, time bombs, "spyware" or other harmful or invasive code or components into any products manufactured, assembled or delivered hereunder, nor into any systems of Lead Purchaser, and Seller will exercise reasonable care to prevent the introduction of such code.

5.       Fees:

         Seller's cost (as further described in Section 2.1 of this Agreement). Seller's invoices to Lead Purchaser for Services provided under this Service Schedule shall include a reasonably detailed breakdown of such costs.

6.       Service Contacts:

         Lead Purchaser:

         Stephane Bourles
         IT Account Manager, Thomson Broadcast & Media Solutions
         3233 East Mission Oaks Blvd, Camarillo, CA 93012, USA
         Phone: +1 805 445 4095
         stephane.bourles@thomson.net

         Seller:

         David Ambruster
         Information Systems Manager
         ParkerVision, Inc.
         8493 Baymeadows Way
         Jacksonville, Florida  32256
         Phone:  904-737-1367
         dambruster@parkervision.com


7.       Describe cost methodology and cost drivers affecting Fees (if any):

         IT resources are limited and, so long as the applicable performance standards are maintained (including those set forth in Section 4 above), certain services under this Chapter B may be provided by third parties selected by Seller, provided that (a) such third parties are approved by Lead Purchaser (which approval shall not be unreasonably withheld or delayed) and (b) appropriate members of Seller's current IT staff shall be made available and shall provide Services under this Chapter B as reasonably requested by Lead Purchaser.

8. Software: (Will software be provided for use by Lead Purchaser under this Service Schedule?)

                           _____Yes ___X__No

         If so, list software to be used/provided:

----------------------- -------------------------------------- ----------------
Software Application    Number of Licenses to Be Used/Provided Source Code Y/N
======================= ====================================== ================

----------------------- -------------------------------------- ----------------

----------------------- -------------------------------------- ----------------

C. Integration of Seller applications in Lead Purchaser application systems

1.       Start Date: Effective Date

2.       End Date: 3 Month Anniversary of the Effective Date

3.       Summary of Services:

-------------------------------------------------------------- ----------------------------------------------------------------
Service Name                                                   Description/Other Matters
============================================================== ============================================================
Application Documentation                                      Provide documentation of current processes, data
                                                               structures and interfaces.
-------------------------------------------------------------- ----------------------------------------------------------------
Fit-Gap analysis                                               Participate  to  fit-gap   assessment  to  determine  tasks
                                                               required  to  migrate  Seller  processes  and  data in Lead
                                                               Purchaser application systems
-------------------------------------------------------------- ----------------------------------------------------------------
Cut-over                                                       Export data in standard  format made  available by one or more software vendors. The exact Format shall be defined and agreed by both Lead  Purchaser and Seller  (working  together in good faith),  so long as such  format  is a  standard  format  made available by one or more software vendors.
-------------------------------------------------------------- ----------------------------------------------------------------

Acceptance                                                     Participate to acceptance tests with Lead Purchaser
-------------------------------------------------------------- ------------------------------------------------------------


4.       Performance Standards:

         Seller will not knowingly or intentionally introduce any viruses, worms, Trojan horses, web bugs, time bombs, "spyware" or other harmful or invasive code or components into any products manufactured, assembled or delivered hereunder, nor into any systems of Lead Purchaser, and Seller will exercise reasonable care to prevent the introduction of such code.

5.       Fees:

         Seller's cost (as further described in Section 2.1 of this Agreement). Seller's invoices to Lead Purchaser for Services provided under this Service Schedule shall include a reasonably detailed breakdown of such costs.

6.       Service Contacts:

         Lead Purchaser:

         Stephane Bourles
         IT Account Manager, Lead Purchaser Broadcast & Media Solutions 3233 East Mission Oaks Blvd, Camarillo, CA 93012, USA
         Phone: +1 805 445 4095
         stephane.bourles@thomson.net

         Seller:

         David Ambruster
         Information Systems Manager
         ParkerVision, Inc.
         8493 Baymeadows Way
         Jacksonville, Florida  32256
         Phone:  904-737-1367
         dambruster@parkervision.com

7.       Describe cost methodology and cost drivers affecting Fees (if any):

         IT resources are limited and, so long as the applicable performance standards are maintained (including those set forth in Section 4 above), certain services under this Chapter B may be provided by third parties selected by Seller, provided that (a) such third parties are approved by Lead Purchaser (which approval shall not be unreasonably withheld or delayed) and (b) appropriate members of Seller's current IT staff shall be made available and shall provide Services under this Chapter B as reasonably requested by Lead Purchaser.

8. Software: (Will software be provided for use by Lead Purchaser under this Service Schedule?)

                           _____Yes __X__No

         If so, list software to be used/provided:

--------------------------------------------------------- ------------------------------------------ -------------------
Software Application                                      Number of Licenses to Be Used/Provided     Source Code Y/N
========================================================= ========================================== ===================

--------------------------------------------------------- ------------------------------------------ -------------------

--------------------------------------------------------- ------------------------------------------ -------------------

D.       Migration of Seller infrastructure to Lead Purchaser

1.       Start Date: Effective Date

2. End Date: Expiration of sublease agreement between Seller and Lead Purchaser (the "Sublease")

3. Summary of Services: The services described below shall be provided during the term hereof at the premises being subleased by Purchaser from Seller and so long as Purchaser occupies such premises.

-------------------------------------------------------------- ------------------------------------------------------------
Service Name                                                   Description/Other Matters
============================================================== ============================================================
Cabling and LAN set-up                                         Implement  and  maintain a dedicated  LAN with one new core
                                                               switch,    physically    separated   from   Seller.    Such
                                                               implementation  to  include  modification  of  the  cabling system  in  order  to  segregate  and  direct  it  to  such dedicated  LAN and to connect  the LAN to Lead  Purchaser's network.
-------------------------------------------------------------- ------------------------------------------------------------
Desktops, laptops and printers set-up                          During the three months  following the Effective  Date: (i)
                                                               migrate  printers  to the new LAN,  (ii)  migrate  the user
                                                               data  to  the  new  file   servers,   (iii)   assist   Lead
                                                               Purchaser  in  reconfiguring  desktops  &  laptops  to Lead
                                                               Purchaser standards  (including  reconfiguration of network connection to Lead  Purchaser IP addresses and domain),  as reasonably requested by Lead Purchaser.
-------------------------------------------------------------- ------------------------------------------------------------
System De-installation and Wrap-up                             De-install and remove servers and other  equipment from shared computer  room at the  time of  Lead  Purchaser's  move to new premises. Provide support and information reasonably requested by Lead  Purchaser  in  re-installing  such  equipment  at new location.
-------------------------------------------------------------- ------------------------------------------------------------


4.       Performance Standards:

         Seller will not knowingly or intentionally introduce any viruses, worms, Trojan horses, web bugs, time bombs, "spyware" or other harmful or invasive code or components into any products manufactured, assembled or delivered hereunder, nor into any systems of Lead Purchaser, and Seller will exercise reasonable care to prevent the introduction of such code.

5.       Fees:

         Seller's cost (as further described in Section 2.1 of this Agreement). Seller's invoices to Lead Purchaser for Services provided under this Service Schedule shall include a reasonably detailed breakdown of such costs.

6.       Service Contacts:

         Lead Purchaser:

         Stephane Bourles
         IT Account Manager, Lead Purchaser Broadcast & Media Solutions 3233 East Mission Oaks Blvd, Camarillo, CA 93012, USA
         Phone: +1 805 445 4095
         stephane.bourles@thomson.net

         Seller:

         David Ambruster
         Information Systems Manager
         ParkerVision, Inc.
         8493 Baymeadows Way
         Jacksonville, Florida  32256
         Phone:  904-737-1367
         dambruster@parkervision.com

7.       Describe cost methodology and cost drivers affecting Fees (if any):

         IT resources are limited and, so long as the applicable performance standards are maintained (including those set forth in Section 4 above), certain services under this Chapter A may be provided by third parties selected by Seller, provided that such third parties are approved by Lead Purchaser (which approval shall not be unreasonably withheld or delayed).

8. Software: (Will software be provided for use by Lead Purchaser under this Service Schedule?)

                           _____Yes ___X___No

         If so, list software to be used/provided:

--------------------------------------------------------- ------------------------------------------ -------------------
Software Application                                      Number of Licenses to Be Used/Provided     Source Code Y/N
========================================================= ========================================== ===================


--------------------------------------------------------- ------------------------------------------ -------------------

--------------------------------------------------------- ------------------------------------------ -------------------

                              Service Schedule # 4

                             Supply Chain Management

1. Start Date: Effective Date

2. End Date: 6 Month Anniversary of the Effective Date

3. Summary of Services:

-------------------------------------------------  -------------------------------------------------------------------------
Service Name                                       Description/Other Matters
=================================================  =========================================================================
Information Access                                 Provide  requested  information  regarding  past and current  sourcing strategy and contracts.
-------------------------------------------------  -------------------------------------------------------------------------
Source of Supply                                   Hold parts procured by Lead  Purchaser on  consignment.  Also,  Seller will inform Lead  Purchaser  of upcoming  material  needs that are not
                                                   covered  by  consignment   and  assist  Lead  Purchaser  in  obtaining
                                                   materials,  which may include the  purchase of  materials on behalf of
                                                   Lead  Purchaser,   and  managing  supplier  relationships  as  further
                                                   described in the 'Supplier Management' section below.
-------------------------------------------------  -------------------------------------------------------------------------
Documentation/Cost Reduction                       Provide requested information and reasonable assistance to enable Lead
                                                   Purchaser to develop a  competitive  analysis  for material  costs and engage new suppliers as necessary.  Provide requested  information and reasonable  assistance in addressing  component  end-of-life and other support,  service  and  supply  issues.  Supplier  Management  Provide supplier  details and provide interim  supplier  management for T&C's, supplier  quality  data,  cost  reduction  performance,  and  on  time delivery. Without limitation of the foregoing, Seller will follow Lead
                                                   Purchasers'  reasonable  instructions with respect to suppliers of the
                                                   Business  and take all steps  reasonably  necessary  to  preserve  the benefits of all agreements and relationships that Seller has with such suppliers  for the  benefit  of  Lead  Purchaser,  including:  (i) not
                                                   assigning,   transferring   or   encumbering   such   agreements   and
                                                   relationships;   (ii)  providing  Lead  Purchaser  with  the  benefits
                                                   afforded Seller under such agreements and relationships (including the benefits of warranties on a pass-through  basis as allowable under the supplier's  warranty  terms);  (iii)  enforcing  Seller's  rights with respect to such  agreements  and  relationships;  (iv) not amending or
                                                   altering  any  such   agreements   and   relationships   without  Lead
                                                   Purchasers'  prior written consent;  and (v) without the prior written consent of Purchasers, not making any material statements to suppliers regarding Lead Purchasers' plans for the Business.  Also, Seller shall reasonably cooperate with Lead Purchaser in causing suppliers selected by Lead Purchaser (if any) to execute  agreements  with Lead Purchaser on terms and  conditions  offered by Lead  Purchaser  and,  until such agreements  are reached,  purchase  materials  from such  suppliers as
                                                   requested     by,    and    on    behalf    of,    Lead     Purchaser.
-------------------------------------------------  -------------------------------------------------------------------------
Non Production  Purchases                          Provide supplier  information and support  management for any expensed or non-production  purchases relevant to the manufacture of the product.
-------------------------------------------------  -------------------------------------------------------------------------

4.       Performance Standards:

         As set forth in Section 1.3 of this Transition Services Agreement.

5.       Fees:

         Seller's cost (as further described in Section 2.1 of this Agreement). Seller's invoices to Lead Purchaser for Services provided under this Service Schedule shall include a reasonably detailed breakdown of such costs.

6.       Service Contacts:

         Lead Purchaser:
         Scott Wooden
         TBMS WW Sourcing Director
         400 Providence Mine Road Nevada City, CA 95945
         530-478-3777
         scott.wooden@thomson.net

         Seller:
         Kathy Kwilos
         ParkerVision, Inc.
         8493 Baymeadows Way
         Jacksonville, Florida  32256
         Phone:  904-737-1367
         kkwilos@parkervision.com

7.       Describe cost methodology and cost drivers affecting Fees (if any):

8. Software: (Will software be provided for use by Lead Purchaser under this Service Schedule?)

                           _____Yes ___X__No

         If so, list software to be used/provided:

----------------------- --------------------------------------- ----------------
Software Application    Number of Licenses to Be Used/Provided  Source Code Y/N

======================= ======================================= ================

----------------------- --------------------------------------- ----------------

----------------------- --------------------------------------- ----------------

                              Service Schedule # 5

                           Manufacturing and Assembly

1.                       Start Date: Effective Date

2. End Date: (a) With respect to Cameraman products: 6 Month Anniversary of the Effective Date (b) With respect to PVTV products: 6 Month Anniversary of the Effective Date

3.                       Summary of Services:

-------------------------------------------------------------- ------------------------------------------------------------
Service Name                                                   Description/Other Matters
============================================================== ============================================================
Information Access                                             Provide  requested  information  regarding  past  and  current manufacturing  and  assembly  activities  (including,  without limitation,  product assembly  procedures).  Provide requested
                                                               information   regarding   current   status  of   manufacturing
                                                               activities.
-------------------------------------------------------------- ------------------------------------------------------------
Assemble, Manufacture and Test Products for Lead Purchaser     Per actual PO from Lead Purchaser,  acquire material on behalf of  Purchaser  (per  Service  Schedule  4),  assemble and test
                                                               products  on  behalf  of  Lead   Purchaser,   including  using
                                                               materials  procured by Purchaser  and held on  consignment  by
                                                               Seller.
-------------------------------------------------------------- ------------------------------------------------------------
Ship products, per Lead Purchaser's instruction                Ship completed products directly to Lead Purchaser's
                                                               customers, or to any other location specified by Lead
                                                               Purchaser.
-------------------------------------------------------------- ------------------------------------------------------------
Participate,  as needed,  in the transfer of                   As needed and as requested by Lead  Purchaser or Lead
assembly, assembly, manufacturing,  testing,                   Purchaser's  authorized  agent or designee,  complete
service,  and  repair of  manufacturing  and                   all tasks in a timely  manner that would be needed to
test  equipment and activities to a products                   effectively  transfer the processes,  materials,  and
to  Lead   Purchaser  or  Lead   Purchaser's                   equipment  associated with  procurement of materials,
designated manufacturing/test location(s) of                   contractor.
Lead Purchaser's choice.
-------------------------------------------------------------- ------------------------------------------------------------
Maintain control of consigned inventories                      Maintain  physical  and   transactional   control  of
                                                               inventories  during  transition  period.   Track  and
                                                               provide  periodic  reports on materials and inventory
                                                               status.  Advise Lead Purchaser  regarding  ability to
                                                               manufacturer/assemble in accordance with Lead  Purchaser
                                                               forecasts.
-------------------------------------------------------------- ------------------------------------------------------------
Service  and  Repair  Assistance                               Provide assistance regarding service and repair of
                                                               products as reasonably requested by  Lead Purchaser.
-------------------------------------------------------------- ------------------------------------------------------------


4.       Performance Standards:

         Maintain performance on key quality, delivery and cost performance standards as practiced by Seller over the course of doing business during the past. Without limitation of the foregoing, products manufactured or assembled hereunder will: (i) upon delivery to Lead Purchaser, be new, including with respect to all components thereof, in a factory sealed carton and (ii) for a period ending 90 days following the date of delivery to the end-user customer, comply with applicable specifications and be at least equal in quality to products manufactured or assembled by Seller prior to the Effective Date (collectively with item (i), the "Warranty"). Without limitation of the rights and remedies otherwise available to Lead Purchaser under this Agreement and at law or in equity: (a) prior to the expiration of this Schedule, Seller will promptly repair or replace, at Lead Purchaser's option, products that do not comply with the foregoing Warranty and (b) after such expiration, Seller shall not have such repair or replacement responsibility, but shall promptly reimburse Lead Purchaser for the documented costs of servicing or replacing units that do not comply with the foregoing Warranty. The Services provided hereunder, and Seller's facilities used to manufacture and assemble products, shall comply with applicable federal, national, state, provincial and local laws and regulations. Seller will not knowingly or intentionally introduce any viruses, worms, Trojan horses, web bugs, time bombs, "spyware" or other harmful or invasive code or components into any products manufactured, assembled or delivered hereunder, nor into any systems of Lead Purchaser, and Seller will exercise reasonable care to prevent the introduction of such code. Notwithstanding anything in this Agreement to the contrary, the foregoing obligations in this Section 4 shall survive any expiration or termination of this Schedule and/or this Agreement.

5.       Fees:

         Seller's cost (as further described in Section 2.1 of this Agreement) during the first three months after the Effective Date. Thereafter, with respect to Cameraman products, at Seller's cost plus 7.5% through the End Date and, with respect to PVTV products, at Seller's cost plus 10% through the End Date. Seller's invoices to Lead Purchaser for Services provided under this Service Schedule shall include a reasonably detailed breakdown of such costs.

6.       Service Contacts:

         Lead Purchaser:

         Byron Brown
         Director, US Manufacturing Operations
         400 Providence Mine Road
         Nevada City, CA 95959
         Phone: 530 478 3211
         Email: byron.brown@thomson.net

         Seller:

         Dave Buehnemann
         Director of Manufacturing
         8493 Baymeadows Way
         Jacksonville, Florida  32256
         Phone:  904-737-1367
         Email:  dbuehnemann@parkervision.com

7.       Describe cost methodology and cost drivers affecting Fees (if any):

8. Software: (Will software be provided for use by Lead Purchaser under this Service Schedule?)

                           _____Yes     X    No

         If so, list software to be used/provided:

----------------------- -------------------------------------- -----------------
Software Application    Number of Licenses to Be Used/Provided Source Code Y/N
======================= ====================================== =================

----------------------- -------------------------------------- -----------------

----------------------- -------------------------------------- -----------------

                                    EXHIBIT B

                    Form of Supplemental Schedule of Services

1.       Schedule #:

2.       Functional Area:

         Indicate below if alternate start/end date:

         Start Date:________________
         End Date:__________________

3. Summary of Services: (Describe the Service(s) to be provided in appropriate detail.)

----------------------- --------------------------------------------------------
Service Name            Description/Other Matters
======================= ========================================================

----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------

4. Performance Standards: (State minimum performance expected for each Service, if different from the generally applicable standards.)

5.       Total Fees: (Attach separate Fee schedule if appropriate.)

6.       Project Manager:

         Lead Purchaser:
         Seller:


7.       Describe cost  methodology and cost drivers  affecting  estimated Total
         Fees:

8. Describe the process by which the cost of the Services and the Fees will be adjusted in case of an increase/decrease in the Services provided (if different than as otherwise set forth in the Agreement) (Describe on an individual service basis if necessary):

9. Software: (Will software be used or included with the Services to be provided under this Service Schedule?)

                           _____Yes _____No

         If so, list software to be provided:

--------------------------------------------------------- ------------------------------------------ -------------------
Software Application                                      Number of Licenses to Be Provided          Source Code Y/N
========================================================= ========================================== ===================

--------------------------------------------------------- ------------------------------------------ -------------------

--------------------------------------------------------- ------------------------------------------ -------------------


Upon execution of this Service Schedule by both parties, it shall be deemed incorporated into and made part of that certain Transitional Services Agreement.

 Lead Purchaser                         Seller

 By:                                    By:
    ------------------------------         -----------------------------------
         (Authorized Signature)                (Authorized Signature)
 Date:                                  Date:
      ----------------------------           ---------------------------------
 Name:                                  Name:
      ----------------------------           ---------------------------------
 Title:                                 Title:
       ---------------------------            --------------------------------
 Address:                               Address:
         -------------------------              ------------------------------

                                  Schedule 1.3

                           Business Growth Projections

The Services provided by Seller hereunder shall be capable of supporting a Business with at least US$5 million in product revenue over the 6 month period following the Effective Date.